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Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Robert J. Zatta, certify, pursuant to 18 U.S.C. 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Rockwood Holdings, Inc. for the fiscal quarter ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Rockwood Holdings, Inc.

Date: November 14, 2005
/s/ ROBERT J. ZATTA Robert J. Zatta Senior Vice President and Chief Financial Officer

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  Exhibit 32.2